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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                                October 25, 2002

                               INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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         Delaware                     1-12203                    62-1644402
(State of Incorporation or    (Commission File Number)        (I.R.S. Employer
       organization                                          Identification No.)
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                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
   (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000


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Item 7. Financial Statements and Exhibits.

        Exhibit No.      Description

        99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of Chief Executive Officer dated October 24, 2002

        99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of Chief Financial Officer dated October 24, 2002

Item 9. Regulation FD Disclosure.

     On October 24, 2002, in compliance with the certification requirements of Order 4-460 of the Securities and Exchange Commission (the "SEC Order"), Ingram Micro Inc.'s (the "Registrant") chief executive officer and chief financial officer each signed certificates ("SEC Certifications") that are required to be filed with the SEC pursuant to the SEC Order. The originally executed and notarized SEC Certifications were sent to the SEC on the same date by overnight courier. A copy of the notarized SEC Certifications signed by the Registrant's chief executive officer and chief financial officer are attached hereto as Exhibits 99.1 and 99.2, respectively, the text of which is incorporated under
Item 9 of this Form 8-K by reference herein. These certifications are not to be deemed a part of the report, nor are they to be deemed to be filed pursuant to the Exchange Act or to form a part of the Registrant's public disclosure in the United States or otherwise.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INGRAM MICRO INC.

                                            By: /s/ James E. Anderson, Jr.
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                                            Name:  James E. Anderson, Jr.
                                            Title: Senior Vice President
                                                   Secretary and General
                                                   Counsel

Date: October 25, 2002


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